Exhibit 10.1.3

                          AMENDMENT TO CREDIT AGREEMENT

         AMENDMENT dated as of March 24, 1999 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement (as hereinafter defined), The Chase Manhattan Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and NationsBank, N.A., as co-agent and documentation agent.

         WHEREAS, the parties hereto have agreed to amend a provision of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Amendment to Credit Agreement. For the purposes of confirming the agreement of the parties to the Credit Agreement as of the Closing Date as to the calculation of the Leverage Ratio, the proviso at the end of the definition of "Leverage Ratio" contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety (effective as of the Closing Date) to read as follows:

                  "provided, however, that for the purposes of this definition, Funded Debt shall not include (i) the Intercompany Indebtedness permitted under Section 7.03(xi) and (ii) the unsecured Guarantees permitted under Section 7.03(x)."

                  3. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

                           (a) All representations and warranties made by the
Borrowers in Article IV of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                           (b) Each Borrower has the requisite power to execute,
deliver and carry out the terms and provisions of this Amendment.


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                           (c) This Amendment has been duly executed and
delivered and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                           (d) No event has occurred and is continuing which
constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

                  4. Conditions Precedent. Notwithstanding any term or provision of this Amendment to the contrary, Paragraph 2 hereof shall not become effective until the Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrowers, the Agent and the Lenders.

                  5. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with this Amendment, including, without limitation, reasonable fees and out-of-pocket expenses of counsel to the Agent.

                  6. References to Credit Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendment contained herein as determined in accordance with Paragraph 4 hereof, the Credit Agreement as amended by this Amendment.

                  7. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement, and each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Amendment.

                  8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  9. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 MILLBROOK DISTRIBUTION SERVICES INC.



                                 By: /s/ Richard A. Bernstein
                                     -------------------------------------------
                                     Name:  Richard A. Bernstein
                                     Title: Chairman


                                 THE B. MANISCHEWITZ COMPANY, LLC

                                 By: Richard A. Bernstein, its managing member


                                     /s/ Richard A. Bernstein
                                     -------------------------------------------
                                     Richard A. Bernstein


                                 THE CHASE MANHATTAN BANK, as Agent and
                                 Lender


                                 By: /s/ Michael J. Miller
                                     -------------------------------------------
                                     Name:  Michael J. Miller
                                     Title: Vice President

                                 NATIONSBANK, N.A., as Lender and Co-Agent


                                 By: /s/ Thomas A. Buckelew
                                     -------------------------------------------
                                     Name:  Thomas A. Buckelew
                                     Title: Vice President


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                                 FLEET BUSINESS CREDIT CORPORATION, as
                                 Lender


                                 By: /s/ Peter L. Skavia
                                     -------------------------------------------
                                     Name:  Peter L. Skavia
                                     Title: Senior Vice President


                                 FLEET NATIONAL BANK, as Lender


                                 By: /s/ Edward M. Powers
                                     -------------------------------------------
                                     Name:  Edward M. Powers
                                     Title: Vice President


                                 LASALLE BUSINESS CREDIT CORPORATION,
                                 as Lender


                                 By: /s/ Joseph Costanza
                                     -------------------------------------------
                                     Name:  Joseph Costanza
                                     Title: Senior Vice President